UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 3, 2006

                               GRIFFON CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-6620                    11-1893410
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)


   100 Jericho Quadrangle Jericho, Suite 224, New York             11753
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 938-5544
              (Registrant's telephone number, including area code)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     This  Current  Report on Form 8-K/A is being  filed to include  the form of
Restricted Stock Award Agreement under the Griffon Corporation 2006 Equity Incentive Plan.


Item 9.01.        Exhibits.

(d)  Exhibits.

10.3 Form of Restricted Stock Award Agreement under the Griffon Corporation 2006 Equity Incentive Plan.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GRIFFON CORPORATION


                                      By:/s/Erid Edelstein
                                         -------------------------------
                                         Eric Edelstein
                                         Executive Vice President and
                                         Chief Financial Officer


Date:   July 31, 2006



                                       2

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                                  Exhibit Index

10.3 Form of Restricted Stock Award Agreement under the Griffon Corporation 2006 Equity Incentive Plan.